Exhibit 10.3

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 3, 2018 (this “Amendment”), by and among DFC Holdings, LLC, a Delaware limited liability company (“Holdings”), Dole Food Company, Inc., a North Carolina corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 6, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among Holdings, the Borrower, the lending institutions from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, Holdings and the Borrower have requested that the Administrative Agent and Lenders party hereto amend certain provisions of the Credit Agreement in certain respects as more fully described herein, and the Administrative Agent and Lenders party hereto (which constitute Required Lenders) have agreed to permit such amendments, all subject to the terms and conditions set forth herein; and

WHEREAS, Morgan Stanley Senior Funding, Inc. is acting as sole lead arranger and bookrunner for this Amendment (in such capacities, the “First Amendment Arranger”).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.

Amendment. The Credit Agreement is, effective as of the First Amendment Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Exhibit B hereto.

2.

Consenting Lenders. (i) Each Lender holding Tranche B Term Loans outstanding immediately prior to the First Amendment Effective Date (as defined below) (such loans, the “Existing Loans”) that executes and delivers a consent to this Amendment (each, a “Consenting Lender”) substantially in the form of Exhibit A hereto (a “First Amendment Consent”) shall be deemed, upon the First Amendment Effective Date, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Rate with respect to its outstanding Existing Loans and (x) if such Consenting Lender elects the “Column A” option on the First Amendment Consent (a “Rollover Consenting Lender”), such Consenting Lender will retain its Existing Loans as Tranche B Term Loans under the Amended Credit Agreement or (y) if such Consenting Lender elects the “Column B” option on the First Amendment Consent (such Consenting

Lender, an “Exiting Consenting Lender”), the entire amount of such Consenting Lender’s Existing Loans will be assigned to the New Lender (as defined below) at par on the First Amendment Effective Date (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Lender or the New Lender to effect such assignment) and immediately following the First Amendment Effective Date such Consenting Lender shall purchase by assignment at par Tranche B Term Loans under the Amended Credit Agreement in an equal principal amount as its Existing Loans or such other amount allocated to such Consenting Lender by the First Amendment Arranger (such Consenting Lender in its capacity as a Lender under the Amended Credit Agreement, a “Purchasing Lender”) at the date and time determined by the First Amendment Arranger in connection with the allocation of the Tranche B Term Loans under the Amended Credit Agreement; (ii) each Lender holding Existing Loans that does not execute and deliver an First Amendment Consent (each, a “Non-Consenting Lender” and together with the Exiting Consenting Lenders, the “First Amendment Assigning Lenders”) shall be required to assign the entire amount of its Existing Loans to Morgan Stanley Senior Funding, Inc. (in such capacity, the “New Lender”) in accordance with Section 2.18(b) and Section 9.04 of the Amended Credit Agreement and such New Lender shall become a Lender under the Amended Credit Agreement with respect to the Tranche B Term Loans so assigned (and this Amendment shall constitute the notice to any such Non-Consenting Lender to be replaced in accordance with Section 2.18(b) of the Amended Credit Agreement) and (iii) on the First Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable benefit of all existing Lenders, all accrued and unpaid interest to, but not including, the First Amendment Effective Date, with respect to the Existing Loans.

3.

New Lender. The New Lender hereby consents to this Amendment. Each of the New Lender, the Administrative Agent and the Borrower acknowledges and agrees that, upon the effectiveness of this Amendment, (i) each First Amendment Assigning Lender, as assignor, will be deemed pursuant to Sections 2.18(b) and Section 9.04(g) of the Amended Credit Agreement to assign its Existing Loans to the New Lender, as assignee. In connection with the such assignment, the New Lender (i) shall become a “Lender” under, and for all purposes, and subject to and bound by the terms, of the Amended Credit Agreement and the other Loan Documents with Tranche B Term Loans in an amount equal to the aggregate principal amount of all Existing Loans of all First Amendment Assigning Lenders and (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Immediately after the assignment (or deemed assignment) of Tranche B Term Loans to the New Lender as contemplated above (but prior to the assignment of any Tranche B Term Loans to Purchasing Lenders), the New Lender and the Rollover Consenting Lenders shall together hold all of the Tranche B Term Loans.

4.	Reaffirmation.

(a)

Each of the Loan Parties hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby.

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(b)

Each of the Loan Parties, by its signature below, hereby affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party, and (ii) the pledge of and/or grant of a security interest in its assets which are Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents.

5.

Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

6.	Representations and Warranties. Each Loan Party hereby represents and warrants as follows as of the date hereof:

(a)

Each Loan Party is duly authorized to execute, deliver and perform this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or organizational action, and do not (i) violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of the Loan Parties; (ii) contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality; or (iii) result in or require the imposition of any Lien upon any of the material property or assets of the Borrower or any of its Restricted Subsidiaries, except with respect to contravention, violation or imposition of any Lien referred to in clauses (ii) and (iii) above, that could not reasonably be expected to result in a Material Adverse Effect.

(b)

Each of this Amendment and each other Loan Document, after giving effect to the amendments pursuant to this Amendment, is a legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(c)

The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality is true and correct in all respects) on and as of the date hereof, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty is true in all material respects as of any such earlier date.

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7.

First Amendment Effective Date Conditions. This Amendment will become effective on the date (the “First Amendment Effective Date”) on which the conditions set forth on Schedule I hereto are satisfied or waived.

8.

Waiver. The Administrative Agent and each Consenting Lender by its execution of a First Amendment Consent agrees to waive any requirement for the Borrower to pay any amounts on account of any losses, costs or expenses pursuant to Section 2.15 of the Credit Agreement with respect to Existing Loans of such Consenting Lenders that are attributable to this Amendment and the transactions contemplated hereby.

9.

Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

10.	GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

11.

Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

12.

Counterparts. This Amendment may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

13.

WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

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14.

Loan Document. On and after the First Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Amendment may be amended or waived solely by the parties hereto as set forth in Section 5 above).

15.

Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a novation or waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. From and after the First Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

[signature pages to follow]

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DOLE FOOD COMPANY, INC., as Borrower

By:	/s/ Johan Malmqvist
	Name:	Johan Malmqvist
	Title:	Vice President, Chief Financial Officer and Treasurer

By:	/s/ W. Scott Campbell
	Name:	W. Scott Campbell
	Title:	Assistant Treasurer

DFC HOLDINGS, LLC, as Holdings

By:	/s/ Gary Wong
	Name:	Gary Wong
	Title:	Vice President, Chief Financial Officer and Treasurer

By:	/s/ Ryan Gores
	Name:	Ryan Gores
	Title:	Vice President, General Counsel and Secretary

[Dole — First Amendment]

AG 1972, INC.
BANANERA ANTILLANA (COLOMBIA), INC.
BLUE ANTHURIUM, INC.
BUD ANTLE, INC.
CALICAHOMES, INC.
CERULEAN, INC.
DB NORTH, LLC
DB SOUTH, LLC
DOLE ASSETS, INC.
DOLE BERRY COMPANY
DOLE CITRUS
DOLE DRIED FRUIT AND NUT COMPANY
DOLE EUROPE COMPANY
DOLE FOODS FLIGHT OPERATIONS, INC.
DOLE FRESH FRUIT COMPANY
DOLE FRESH VEGETABLES, INC.
DOLE HOLDINGS, INC.
DOLE LAND COMPANY, INC.
DOLE NORTHWEST, INC.
DOLE OCEAN CARGO EXPRESS, INC.
DOLE ORLAND, INC.
DOLE SUNFRESH EXPRESS, INC.
LA PETITE D’AGEN, INC.
LINDERO HEADQUARTERS COMPANY, INC.
MILAGRO RANCH, LLC
OCEANVIEW PRODUCE LLC
RENAISSANCE CAPITAL CORPORATION
ROYAL PACKING LLC
STANDARD FRUIT AND STEAMSHIP COMPANY
STANDARD FRUIT COMPANY
WAHIAWA WATER COMPANY, INC., each as a Guarantor

By:	/s/ Johan Malmqvist
Name:	Johan Malmqvist
Title:	Vice President and Treasurer

[Dole — First Amendment]

By:	/s/ W. Scott Campbell
	Name:	W. Scott Campbell
	Title:	Assistant Treasurer

[Dole — First Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as the Administrative Agent and New Lender

By:	/s/ Michael Gutilla Jr.
	Name:	Michael Gutilla Jr.
	Title:	Authorized Signatory

[Dole — First Amendment]

Lender Signature Pages on File with Administrative Agent